Exhibit 77(q)(1)

Exhibits

(a)(1)   Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 shares - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(a)(2)   Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 200 shares - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(a)(3)   Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 shares - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(a)(4)   Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009 shares - Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(a)(5)   Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio shares - Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(a)(6)   Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio shares - Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(e)(1)   Reduction Letter dated April 1, 2009 to the Management Agreement dated February 25, 2004 between ING Investors Trust and ING Investments LLC shares - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(2)   Reduction Letter dated April1, 2009 to the Amended and Restated Management Agreement dated October 24, 1997, as amended May 24, 2002, as amended and restated January 1, 2007 between ING Investors Trust and ING Directed Services LLC regarding ING PIMCO Core Bond Portfolio - shares - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(3)   Reduction Letter dated May 1, 2009 to the Amended and Restated Management Agreement dated October 24, 1997, as amended May 24, 2002, as amended and restated January 1, 2007 between ING Investors Trust and ING Directed Services LLC regarding ING Clarion Real Estate Portfolio - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(4)   Reduction Letter dated May 1, 2009 to the Amended and Restated Management Agreement dated October 24, 1997, as amended May 24, 2002, as amended and restated January 1, 2007 between ING Investors Trust and ING Directed Services LLC regarding ING BlackRock Large Cap Value Portfolio -  Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(5)   Reduction Letter dated May 1, 2009 to the Amended and Restated Management Agreement dated October 24, 1997, as amended May 24, 2002, as amended and restated January 1, 2007 between ING Investors Trust and ING Directed Services LLC regarding ING BlackRock Large Cap Value Portfolio -  Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(6)   Reduction Letter dated May 1, 2009 to the Amended and Restated Management Agreement dated October 24, 1997, as amended May 24, 2002, as amended and restated January 1, 2007 between ING Investors Trust and ING Directed Services LLC regarding ING Van Kampen Capital Growth Portfolio -  Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(7)   Interim Sub-Advisory Agreement dated May 1, 2009 between ING Directed Services LLC and ING Clarion Real Estate Securities L.P. - Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement filed on Form N-1A on August 11, 2009 and incorporated herein by reference.

(e)(8)   Amended Schedule A dated March 2009 to the Sub-Advisory Agreement between ING Investments LLC and ING Clarion Real Estate Securities, L.P. dated January 3, 2006 - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.

(e)(9)   Interim Sub-Advisory Agreement dated April 30, 2009 between Directed Services LLC and ING Investment Management Co. - Filed as an exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2009 and incorporated herein by reference.